AMENDED AND RESTATED
                                      1992
                     OLD REPUBLIC INTERNATIONAL CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN
                             AS OF FEBRUARY 15, 2001

1.       Purpose

                  The  purpose  of this  Non-Qualified  Stock  Option  Plan (the

         "Plan") is to  promote  the  interests  of Old  Republic  International

         Corporation,   a  Delaware   corporation  (the   "Company"),   and  its

         shareholders  by  providing  key  employees  on whom  rests  the  major responsibility  for the present  and future  success of the Company and its subsidiaries with an opportunity to acquire a proprietary  interest in the Company and thereby  develop a stronger  incentive  to put forth maximum effort for the continued  success and growth of the Company and its subsidiaries. In addition, the opportunity to acquire a proprietary interest  in the  Company  will aid in  attracting  and  retaining  key personnel of outstanding ability. Only designated salaried officers and other  designated  salaried  key  employees  of  the  Company  and  its

         subsidiaries,   who  are  in  a  position  to  affect   materially  the

         profitability  and growth of the  Company,  will be eligible to receive

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         options to  purchase  common  stock under the Plan.  Directors  who are designated  salaried key employees  within the meaning of the foregoing are eligible to participate in the Plan. Except as otherwise  provided,

         for all  purposes  of the  Plan the term  "subsidiary"  or  "subsidiary corporation"  shall have the meaning  ascribed in the Internal  Revenue

         Code of 1986. As used herein,  the term  optionee  applies both to male and female designated  salaried  officers or other designated  salaried key employees of the Company or of any subsidiary  corporation eligible under the Plan.


2.       Administration.

                  The  Compensation  Committee  of the Board of Directors of the

         Company, which shall consist of three or more disinterested  directors,

         shall act as a committee to  administer  this Plan. As such a committee the Compensation  Committee shall be responsible for the interpretation of the  provisions of the Plan.  Subject to the provisions of the Plan,

         they may from  time to time,  and at its sole  discretion,  adopt  such rules and regulations for the  administration  of the Plan as they deem appropriate.  The  Compensation  Committee of the Board of Directors of

         the Company  shall have the  authority  to make  awards  subject to the

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         provisions of the Plan. In making such awards it shall:

         (a)  determine which individuals shall receive options;

         (b)  determine the terms and conditions of the options including  terms of  exercise,  limitations  on  exercise,  the  price, and payment terms;

         (c)  determine the number of options to be granted;

         (d)  determine the number of shares  subject to each option;

         (e)  grant the options;  and

         (f)  prescribe  the form  or forms  of  the  instruments evidencing any options  granted  under  the  Plan  and  of any other  instruments

              required under the Plan, and to    change  such forms from time to

              time,  as may be  required  or necessary.


         Except with respect to awards made to  executive  officers or directors of the Company,  before making awards,  the  Compensation  Committee may consult with the Office of the Chief  Executive  Officer  (OCEO) and may seek the OCEO's recommendations  and advice.  The OCEO is comprised of the Chairman of the Board of the Company and the President and Chief Executive Officer of the Company.

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         The OCEO will  have the  responsibility  for  maintaining  the  records concerning  options  granted to  optionees,  including  the  records  concerning exercises, lapses or forfeitures of options held by optionees.


3.       Shares Subject to the Plan.

                  The shares that may be made subject to options  granted  under the Plan  shall be  shares of Common  Stock of the  Company,  $1.00 par value  ("Common  Stock").  The  aggregate  number of shares  subject to options  and  issued  pursuant  to this Plan  shall not  exceed at five percent (5%) of the Common Stock of the Company issued and  outstanding

         (excluding   Common   Stock  held  by  the   Company  and  any  of  its

         subsidiaries) at December 31 of the preceding year ("maximum  Number").

         However,  in no event shall the aggregate  number of shares  subject to outstanding  options  pursuant to this Plan and all other stock  option plans sponsored by the Company exceed the Maximum Number. If any option lapses or terminates for any reason before being completely  exercised,

         the shares  covered by the  unexercised  portion of such  option  shall again be  available  for the granting of options and said shares may be used to grant new options under the Plan subject to the  aforementioned

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         maximum  number of  shares.  Appropriate  adjustments  in the number of shares and in the option price per share will be made to give effect to adjustments  made in the number of  outstanding  shares of Common Stock through recapitalization, reclassification, stock dividend, stock split or other  similar  relevant  changes.  Shares  issued upon  exercise of options  granted  under the Plan may be shares  held by the  Company as treasury shares or authorized but previously unissued shares.


                  Although the shares subject to option shall be Common Stock as described above, the optionee shall have a right of election to receive

         Series  G-3  Cumulative  Convertible  Preferred  Stock as set  forth in paragraph 4 hereof.


4.       Election to Receive Series G Preferred Stock

                  In lieu of  exercising  a right to receive  Common Stock under this Plan,  an optionee  may elect to receive the same number of shares of Series  G-3  Convertible  Preferred  Stock  ("Series  G-3  Preferred

         Stock") at the same price and under the same terms and conditions as if the optionee had elected Common Stock. Notice of an election to receive

         Series G-3  Preferred  Stock shall be made in writing and  delivered as

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         part of the written notice of exercise  required by Paragraph 9 of this

         Plan.


                  Any optionee  electing to exercise  vested  options for Series

         G-3  Preferred  Stock may do so only on March 1st or  September  1st of each year. Written notice of the election and exercise of options under this paragraph must be received by these dates.


5.       Eligibility.

                  The  individuals  who shall be eligible to  participate in the

         Plan shall be such  designated  salaried  officers or other  designated salaried key employees  described in Paragraph 1 hereof of the Company,

         or of any subsidiary  corporation,  as the Compensation Committee shall determine from time to time.


6.       Granting of Options.

                  Subject  to  the  terms  and   conditions  of  the  Plan,  the

         Compensation  Committee,  may from time to time prior to May 31,  2002,

         grant to such  eligible  employees  options to purchase  such number of shares  of  Common  Stock  under  such  terms  and  conditions  as  the

         Compensation  Committee  may  determine.  More than one  option  may be

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         granted  to the  same  employee.  The  day on  which  the  Compensation

         Committee approves the granting of an option shall be considered as the date on which such option is granted.


7.       Option Price.

                  The  purchase  price per share of Common  Stock  subject to an option shall be fixed by the  Compensation  Committee  but shall not be less than 100% of the fair  market  value per share of Common  Stock on the date the option is granted. For the purposes of this Plan, the fair market value of the Common Stock shall be determined as follows:

         (a)      If  the  Common  Stock  is  listed  on a  national  securities exchange or admitted to unlisted trading privileges on such an

                  exchange,   fair   market   value   shall  be  the   composite

                  transactions  closing  price  for  the  Common  Stock  on  the

                  immediately   preceding   trading  date  of  such   securities

                  exchange,  as  published  in The Wall Street  Journal,  or, if there was no trading of the Common Stock on such day, then the composite  transactions  closing price for the Common Stock on the last previous  trading date for which there was trading on such exchange, as published in The Wall Street Journal; or

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
         (b)      If the Common  Stock is not  listed or  admitted  to  unlisted trading privileges, fair market value shall be the mean of the last  reported  bid and asked  prices of the  Common  Stock as reported by the National Quotation Bureau, Inc. on the date in question; or

         (c)      If the Common  Stock is not so listed or  admitted to unlisted trading  privileges and bid and asked prices are not reported,

                  fair  market  value  shall be an  amount,  not less  than book

                  value,   determined  in  such  reasonable  manner  as  may  be

                  prescribed by the Board of Directors of the Company.


8.       Term of Options.

                  The term of each  option  shall not  exceed ten years from the date of grant. Except as provided in Paragraph 12 hereof, no option may be exercised at any time unless the holder  thereof is then an employee of the Company or of a subsidiary.  An employee  shall have none of the rights of a  shareholder  with respect to any of the shares  subject to option  until  such  shares  shall be issued to the  optionee  upon the exercise of said option.

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9.       Method of Exercising Options.

                  Any option granted  hereunder may be exercised by the optionee by delivering to the Company at its main office (attention of the OCEO)

         written notice of the number of shares with respect to which the option rights are being exercised.  Payment in full of the purchase price plus the amount required to be withheld by the then current Internal Revenue

         Regulations  will be  required  before the  issuance  and  delivery  of certificates.


10.      Amount Exercisable.

                  Each  option  may be  exercised,  so long as it is  valid  and outstanding,  from time to time in part or as a whole,  subject  to the following  percentage  limitations and any limitations  with respect to the  number  of  shares  for which the  option  may be  exercised  at a particular  time  and to  such  other  conditions  as the  Compensation

         Committee  in its  discretion  may specify  upon  granting  the option.

         Options may be exercised as follows:

         (a)      If the  price per  share of  Common  Stock  does not reach the

                  Vesting Acceleration Price, to the extent of 10% of the number of shares covered thereby on and after the date of grant;  and to the  extent  of an  additional  10%  on  each  January  1st

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
                  thereafter until fully vested;

         (b)      If the price per share of Common  Stock  reaches  the  Vesting

                  Acceleration  Price,  to the  extent  of 10% of the  number of shares  covered by the option for each year that the  optionee has been employed by the Company or any subsidiary; and

         (c)      If the  price per  share of  Common  Stock  does not reach the

                  Vesting  Acceleration Price and the optionee dies while in the employ of the Company or any  subsidiary or is retired in good standing  from the  employ of the  Company  or any  subsidiary after attaining age 60 or as a result of disability  under the then  established  rules of the Company or the subsidiary,  to the  extent  of 10% of the  number of  shares  covered  by the option for each year that the  optionee  was  employed  by the

                  Company or any subsidiary.


         For  purposes of this  Paragraph  10, items (a), (b) and (c), the price per share of Common Stock shall be the composite  transactions closing price for the Common Stock on the immediately  preceding trading date, as published in The

Wall Street Journal,  with respect to the national  securities exchange on which the Common Stock is listed or admitted to unlisted trading  privileges.  Vesting

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Acceleration Price shall be a price established by the Compensation Committee at the time of grant. The Vesting Acceleration Price shall be the higher of 100% of the book value per common  share as of the most  recent year end, or 150% of the market value at date of grant.  Years of  employment  shall be measured from the date an employee was first  employed by the Company or any  subsidiary and shall include periods of employment  prior to the time when the subsidiary or division of the  Company  was  acquired by the  Company.  The right to purchase  shall be cumulative and may be exercised as to any shares not previously purchased during the remainder of the term of the option.


11.      Transferability of Options.

                  Options shall not be  transferable  by the optionee  otherwise than by will or under the laws of descent and  distribution,  and shall be exercisable, during the optionee's lifetime, only by the optionee.


12.      Termination of Options Upon Severance of Employment.

                  Except as may be otherwise expressly provided herein,  options

         shall   terminate   immediately   upon   severance  of  the  employment

         relationship  between the Company and its subsidiaries and the optionee

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         for any reason, for or without cause, other than death or retirement in good  standing  from the  employ of  Company  or its  subsidiaries  for reasons of age or disability  under the then  established  rules of the

         Company or the  subsidiary.  Whether  authorized  leave of absence,  or absence on military or government service,  shall constitute  severance of the employment  relationship  between the Company and the subsidiary and the optionee shall be determined by the  Compensation  Committee at the time thereof.

                  (a)      Death.  In the event of  the death of the  holder  of

                           an  option  while  in  the  employ of  the Company or

                           any  subsidiary  and before the date of expiration of

                           such option,  such  option   shall  terminate  on the

                           earlier of  such  date  of  expiration  or two  years

                           following  the date of such  death.  After the  death

                           of the  optionee,  the  optionee's executors,

                           administrators,  or any person or persons to whom the

                           optionee's  option may be  transferred  by will or by

                           the  laws of  descent  and  distribution  shall  have

                           the right,  at  any  time prior to such  termination,

                           to exercise the option, in whole or in  part.

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                  (b)      Retirement.  If,  before  the date of  expiration  of

                           the option,  the optionee  shall be   retired in good

                           standing  from  the  employ of  the  Company  or  any

                           subsidiary for reasons of  age  or  disability  under

                           the then established  rules of  the  Company  or  the

                           subsidiary,   the  option  shall  terminate  on  the

                           earlier of the date of expiration or  two  (2)  years

                           after  the  date of  such  retirement  in the case of

                           options  granted  prior to August 30,  2000, and four

                           (4) years after the date of such  retirement  in  the

                           case of options granted  on or after August 30, 2000.

                           In the event of such  retirement, the option shall be

                           exercisable  prior to the termination  of such option

                           to the extent to  which the optionee was  entitled to

                           exercise     such  option  immediately  prior to such

                           retirement unless the  provisions of Paragraph  10(c)

                           concerning accelerated vesting apply.  An  employment

                           relationship between  the  Company  and the  optionee

                           shall be  deemed to exist  during any period in which

                           the  optionee  is employed by the Company or any

                           subsidiary.  If the  optionee  dies after  retirement

                           but prior to the  expiration  date of the  optionee's

                           options,  the option  period   shall not be  extended

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                           but shall terminate  on the  earlier  of the  date of

                           expiration or two  years after the date of retirement

                           in  the  case of options  granted prior to August 30,

                           2000,  and  four  (4)   years after the  date of such

                           retirement in the case of options granted on or after

                           August 30, 2000.


13.      Requirements of Law.

                  The Company  shall not be required to sell or issue any shares under any option if the  issuance of such  shares  shall  constitute  a violation by the optionee or the Company of any  provisions  of any law or regulation of any governmental authority. In addition, in connection with  the  Securities  Act of  1933  (as  now in  effect  or  hereafter amended),  upon  exercise  of any  option,  the  Company  shall  not be required to issue such shares  unless the  Compensation  Committee  has received  evidence  satisfactory to it to the effect that the holder of such  option  will  not  transfer  such  shares  except  pursuant  to a registration statement in effect under said Act or unless an opinion of counsel to the Company  has been  received by the Company to the effect that such  registration  is not  required.  Any  determination  in this connection by the  Compensation  Committee shall be final,  binding and

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         conclusive.  At the  request of the Company to enable it to comply with said Act,  the person  exercising  the option  shall also  represent in writing that the shares  acquired upon exercise of the option are being acquired for the  optionee's  own account for investment and not with a view to resale.  In the event the shares  issuable  on  exercise  of an option are not registered under the Securities Act of 1933, the Company may imprint the following  legend or any other legend which counsel for the  Company  considers  necessary  or  advisable  to  comply  with the

         Securities Act of 1933:

                           "The shares of stock  represented by this certificate

                  have not been  registered  under the Securities Act of 1933 or under the securities  laws of any State and may not be sold or transferred  except upon such  registration or upon receipt by the  Company  of an opinion  of  counsel  satisfactory  to the

                  Company,  in form and substance  satisfactory  to the Company,

                  that registration is not required for such sale or transfer."

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

                  The  Company  may,  but  shall in no event  be  obligated  to,

         register any securities  covered hereby  pursuant to the Securities Act of 1933 (as now in effect or as  hereafter  amended);  and in the event any  shares  are so  registered  the  Company  may remove any legend on

         certificates   representing   such  shares.   The  Company  shall  make

         reasonable  efforts to cause the  exercise of an option or the issuance of shares pursuant  thereto to comply with any law or regulation of any governmental authority.


14.      No Rights as Shareholder.

                  No optionee shall have rights as a shareholder with respect to shares covered by the optionee's option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in

         Paragraph 3 hereof, no adjustment for dividends, or otherwise, shall be made if the record  date  thereof is prior to the date of  issuance  of such certificate.


15.      Employment Obligation.

                  The  granting of any option  shall not impose upon the Company any  obligation to employ or continue to employ any  optionee;  and the right of the  Company to  terminate  the  employment  of any officer or other  employee  shall not be  diminished  or affected by reason of the

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         fact that an option has been granted to the optionee.


16.      Written Agreement.

                  Each option granted  hereunder  shall be embodied in a written option  agreement  which  shall be subject to the terms and  conditions prescribed above and shall be signed by the optionee and by a member of the  OCEO for and in the name and on  behalf  of the  Company.  Such an

         option   agreement   shall   contain  such  other   provisions  as  the

         Compensation Committee in their discretion shall deem advisable.


17.      Shareholder Approval and Termination.

                  This Plan shall be effective on the date it is approved by the affirmative  vote  of  the  holders  of a  majority  of  the  Company's securities  entitled to vote at a meeting duly held in accordance  with the  applicable  laws of Delaware.  It shall  terminate on May 31, 2002 provided,  however,  that the Board of  Directors of the Company may at any time  amend,  suspend or  terminate  the Plan.  No  termination  or amendment  of the Plan may,  without the consent of the  individual  to

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         whom any option shall have been theretofore  granted,  adversely affect the rights of such individual under such option.



         IN WITNESS  WHEREOF,  the Company has caused its  President  to execute this Amended and Restated Plan this 15th day of February, 2001.



                                OLD REPUBLIC INTERNATIONAL CORPORATION




                                By:   /s/ A.C. Zucaro
                                   -----------------------------------
                                     A. C. Zucaro, President


ATTEST:


/s/ Spencer LeRoy III
--------------------------